[GRAPHIC OMITTED][COBALT CORPORATION LOGO]


                               Cobalt Corporation


                                      2002

                            MANAGEMENT INCENTIVE PLAN

                         2002 MANAGEMENT INCENTIVE PLAN



PARTICIPANT:______________________  PAYOUT RANGE:____________of Base
                                       Earnings as defined in 2002 Cobalt Profit
                                        Sharing Plan.
                                       _____% for satisfactory performance
                                       _____% for targeted performance
                                       _____% for outstanding performance

OBJECTIVES
----------

1. To heighten participant awareness of financial results and to motivate employees to strive for financial success.

2. To motivate participants to provide excellent service to our customers and to maximize customer satisfaction results.

3. To motivate key management personnel to stretch performance to meet the documented personal objectives which are of most importance in the attainment of business unit/regional area and corporate goals and objectives.

4. To maintain a competitive compensation package for highly motivated key management employees and to increase the leverage of performance-based compensation.


ELIGIBILITY
-----------

Employees are eligible to participate in the Management Incentive Plan (the "Plan") based on the number of evaluation points attributed to the position they hold -OR - on holding an exempt position entitled Supervisor or Team Leader, with responsibility for supervising a staff of employees. In order to be a participant in the 2002 Plan, the following requirements must be met:

1.   The employee must be actively at work on or before June 30, 2002.

2. The employee must hold the incentive eligible position on or before June 30, 2002.

3. The employee must have held a management incentive eligible position for at least six consecutive months during calendar year 2002.

4. The employee must be continuously employed by the corporation through the date of payment (anticipated to be March 2003).


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COMPONENTS OF THE PROGRAM
-------------------------

The Plan has 2 components:

     1.   Business Unit/Regional Area Objective - 33 1/3%
     2.   Individual and/or Local Area Performance Objectives - 66 2/3%

BUSINESS UNIT/REGIONAL AREA OBJECTIVE - 33 1/3%
-----------------------------------------------

This Component of the Management Incentive Plan is based on the Business Unit/Regional Area Financial Results ("Local Component") of the 2002 Cobalt Profit Sharing Plan. One-third of a participant's payout from the Management Incentive Plan will be determined by his or her payout from the Local Component of the Profit Sharing Plan according to the following schedule:

     Participant's Payout From
     Local Component of 2002                  Level of Management
     Profit Sharing Plan                      Incentive Plan Payout
     --------------------------               ---------------------

     Less than 1.7% of Base Earnings          No Payout
     1.7% of Base Earnings                    "Satisfactory Performance" Level
     3.9% of Base Earnings                    "Targeted Performance" Level
     9.0% of Base Earnings                    "Outstanding Performance" Level

Prorated payouts will be made for performance between the "Satisfactory Performance" Level and the "Outstanding Performance" Level from the Local Component of the Profit Sharing Plan.

INDIVIDUAL AND/OR LOCAL AREA PERFORMANCE OBJECTIVES - 66 2/3%
-------------------------------------------------------------

This component of the Plan is a mix of Individual and/or Local Area objectives based on the participant's Local Area as well as on the participant's functional responsibilities. The mix may be any combination of Individual and/or Local Area objectives which together total 66 2/3%. Individual performance objectives shall be specific and quantifiable and should be set in such a manner as to stretch the participant's performance. Local Area objectives may include such things as Local Area expense ratio targets.

Individual and/or Local Area Performance Objectives are to be determined and listed beginning on Page 4 of this document.

PAYMENT OF AWARDS
-----------------

Management Incentive Plan payments will be made to eligible participants only in years in which an award is made under the Company's Profit Sharing Plan. Notwithstanding the previous sentence, the Management Review Committee of the Board of Directors of Cobalt Corporation (collectively the "Committee") reserves the right to selectively award bonuses for outstanding performance.

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Management Incentive Plan payments will be awarded in cash within 30 days following approval by the Committee.

Participants who otherwise meet eligibility requirements for the Plan Year but who die, become disabled, or retire before the end of the Plan Year, will be eligible for a pro-rata bonus based on the participant's achievement of his or her goals prior to the termination of employment and on months of completed service during the Plan Year. Participants who otherwise meet eligibility requirements for the Plan Year but who die, become disabled, or retire before the payment date but after completing the full Plan Year of service, will be eligible for a bonus based on the participant's achievement of his or her goals. In the case of death, payment will be made to the participant's estate.

Employees who otherwise terminate employment with the Corporation prior to the payment date will not be eligible for the bonus payment.

PLAN ADMINISTRATION
-------------------

The Committee maintains overall responsibility for the Management Incentive Plan and is given complete discretion to administer the Plan and to interpret and/or modify all terms and conditions of the Plan.

The Committee, at its discretion, reserves the right to amend, suspend, or terminate the Plan, provided that no such amendment, suspension, or termination shall reduce or impair the value of any awards after such awards are made by the Committee.



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                               COBALT CORPORATION

                  2002 MANAGEMENT INCENTIVE GOAL PLAN WORKSHEET

PARTICIPANT:______________________  PAYOUT RANGE:____________of Base
                         Earnings as defined in 2002 Cobalt Profit Sharing Plan.
                                             _____% for satisfactory performance
                                             _____% for targeted performance
                                             _____% for outstanding performance


INDIVIDUAL AND/OR LOCAL AREA PERFORMANCE OBJECTIVES
---------------------------------------------------

OBJECTIVE #1               WEIGHT _________%


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OBJECTIVE #2               WEIGHT _________%


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OBJECTIVE #3               WEIGHT _________%


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OBJECTIVE #4               WEIGHT _________%


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OBJECTIVE #5               WEIGHT _________%


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OBJECTIVE #6               WEIGHT _________%


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Total weight must equal 66.67%                    TOTAL WEIGHT  66 2/3 %
                                                                --------

Employee Signature:_________________________________       Date: _______________

Supervisor Signature:_______________________________       Date: _______________


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